SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     FORM 8K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 12, 2002


                              THE LINK GROUP, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


       COLORADO                      000-33031               84-1263981
------------------------------       -----------           -------------------
(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


#950 - 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
--------------------------------------------------------------
(Address of principal executive offices)   (Postal Code)


        Registrant's telephone number, including area code: (604) 689-4407
                                                            --------------

Item 1. CHANGES IN CONTROL OF REGISTRANT

        None


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None


Item 3. BANKRUPTCY OR RECEIVERSHIP

        None


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


Item 5. Other Events

     A Letter of Intent was signed between Protectserve Pacific Limited and Simon Wong Woon Tak to purchase Infotech Network & Cabeling Limited from Protectserve Pacific Limited for a package of cash and The Link Group shares valued at about US$1.9 million. The transaction is subject to Board of Directors approval. The divestiture of Infotech Network & Cabling Limited is necessitated due to declining sales and high volume of receivables.


Item 6. RESIGNATION AND APPOINTMENT OF NEW DIRECTORS

        Simon Wong Woon Tak has resigned as director of The Link Group, Inc. effective August 2, 2002.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements:

                    None

         (b)    Exhibits:

                    10.1 Letter of Intent between Simon Wong Woon Tak and Protectserve Pacific Limited

Item 8. CHANGE IN FISCAL YEAR

        None


Item 9. REGULATION FD DISCLOSURE

        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE LINK GROUP, INC.
                                                  (Registrant)


                                             /s/ Maurice Tsakok
Date:  August 12, 2002                       -----------------------------------
                                               Maurice Tsakok, Director